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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2000


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF AUGUST 1, 2000, PROVIDING FOR THE ISSUANCE
     OF UNION PLANTERS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-UP1)


                 Salomon Brothers Mortgage Securities VII, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     333-84249               13-3439681
         --------                     ---------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                              10013
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On August 28, 2000, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Union Planters Mortgage Pass-Through Certificates, Series 2000-UP1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Union Planters PMAC, Inc. as master servicer ("Union Planters") and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class PO Certificates," the "Class IO Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $579,896,109 as of August 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 28, 2000, between Union Planters Bank, National Association and the Depositor. The Class A-1 Certificates and the Class A-2 Certificates (together, the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated August 28, 2000, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 28, 2000, and the Prospectus, dated November 8, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class PO Certificates, the Class IO Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates, the Class B-6 Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.






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                                       -3-



                     Initial Certificate Principal
Class               Balance or Percentage Interest       Pass-Through Rate
-----               ------------------------------       -----------------
A-1                         $454,217,362.00                   8.00%
A-2                          $80,305,492.00                   8.00%
PO                           $17,828,144.67                   0.00%
IO                          $579,896,108.93(1)              Variable
B-1                          $14,497,000.00                   8.00%
B-2                           $5,219,000.00                   8.00%
B-3                           $3,479,000.00                   8.00%
B-4                           $1,740,000.00                   8.00%
B-5                           $1,160,000.00                   8.00%
B-6                           $1,450,110.00                   8.00%
R                                    100.00%                   N/A

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(1) Initial Notional Amount




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                                       -4-



Item 7.  Financial Statements and Exhibits
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          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits


         Exhibit No.                                   Description
         -----------                                   -----------

             4.1 Pooling and Servicing Agreement,, dated as of August 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Union Planters PMAC, Inc. as master servicer and Wells Fargo Bank Minnesota, National Association as trustee relating to the Series 2000-UP1 Certificates.





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                                       -5-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2000

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.



                                            By:       /s/Matthew R. Bollo
                                               --------------------------
                                            Name:     Matthew R. Bollo
                                            Title:    Assistant Vice President






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                                Index to Exhibits
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       Exhibit No.                               Description
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           4.1              Pooling and Servicing Agreement,, dated as of August
                            1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Union Planters PMAC, Inc. as master servicer and Wells Fargo Bank Minnesota, National Association as trustee relating to the Series 2000-UP1 Certificates.